Accounting for Asset Retirement Obligations (Details) (USD $) In Millions	12 Months Ended
	May 31, 2011	May 31, 2010	May 31, 2009
Asset Retirement Obligation [Abstract]
Asset Retirement Obligations, Liability Not Recognized	The most recent estimate of the aggregate cost of these AROs, expressed in 2011 dollars, is approximately $26.0 million.
Asset Retirement Obligation Roll Forward Analysis [Roll Forward]
Asset retirement obligations, beginning of year	$ 525.9	$ 530.7
Liabilities incurred	35.0	27.1
Liabilities settled	(73.1)	(67.6)
Accretion expense	31.6	29.6	34.4
Revisions in estimated cash flows	53.7	6.1
Asset retirement obligations, end of year	573.1	525.9	530.7
Less current portion	90.6	83.1
Asset Retirement Obligations Noncurrent	$ 482.5	$ 442.8